Earnings Per Share (''EPS'') (Details) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	12 Months Ended
	Jul. 03, 2016	Jun. 28, 2015	Jun. 29, 2014
Reconciliation of the components of the basic and diluted per share
Net Income Attributable to STRATTEC	$ 9,149	$ 20,654	$ 16,424
Less: Income Attributable to Participating Securities	58	258	296
Net Income Attributable to Common Shareholders	$ 9,091	$ 20,396	$ 16,128
Weighted Average Shares of Common Stock Outstanding	3,559	3,515	3,428
Incremental Shares – Stock based Compensation	62	89	85
Diluted Weighted Average Shares of Common Stock Outstanding	3,621	3,604	3,513
Basic Earnings Per Share	$ 2.55	$ 5.80	$ 4.70
Diluted Earnings Per Share	$ 2.51	$ 5.66	$ 4.59